Exhibit 10.1

NINTH AMENDMENT TO CREDIT AGREEMENT

dated as of December 17, 2014

among

Memorial Production Operating LLC,

as Borrower,

The Guarantors Party Hereto,

Wells Fargo Bank, National Association,

as Administrative Agent,

JPMorgan Chase Bank, N.A.,

as Syndication Agent,

Royal Bank of Canada, The Royal Bank of Scotland plc, MUFG Union Bank, N.A. f/k/a

Union Bank, N.A., and

Comerica Bank,

as Co-Documentation Agents,

and

The Lenders Party Hereto

Wells Fargo Securities, LLC and J.P. Morgan Securities LLC

Co-Lead Arrangers and Joint Bookrunners

NINTH AMENDMENT TO CREDIT AGREEMENT

This Ninth Amendment to Credit Agreement (this “Ninth Amendment”), dated as of December 17, 2014 (the “Ninth Amendment Effective Date”), is among Memorial Production Operating LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); Memorial Production Partners LP, a limited partnership formed under the laws of the State of Delaware (the “Parent”); each of the other undersigned guarantors (together with the Borrower and the Parent, collectively, the “Loan Parties”); each of the Lenders that is a signatory hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 14, 2011 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower, the Parent, the Administrative Agent and the Lenders desire to amend certain terms and provisions of the Credit Agreement to, among other things, modify the Restricted Payments negative covenant as set forth herein, to be effective as of the Ninth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Ninth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Ninth Amendment refer to the Credit Agreement.

Section 2. Amendments as of Ninth Amendment Effective Date. In reliance on the representations, warranties, covenants and agreements contained in this Ninth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Ninth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Ninth Amendment” means that certain Ninth Amendment to Credit Agreement dated as of December 17, 2014, among the Borrower, the Parent, the other Guarantors, the Administrative Agent and the Lenders party thereto.

“Ninth Amendment Effective Date” means December 17, 2014.

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2.2 Amended Definition. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Agency Fee Letter, and the Security Instruments.

2.3 Amendment to Section 9.04(a) of the Credit Agreement. Section 9.04(a) of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (iii) thereof, (b) replacing the “.” at the end of clause (iv) thereof with “, and”, and (c) adding the following new clause (v) thereto which shall read in full as follows:

(v) the Parent may, from time to time, repurchase Equity Interests issued by it; provided that (A) no Default or Event of Default exists or results therefrom, (B) immediately after giving effect to such repurchase, Availability shall not be less than 15% of the total Commitments at such time, (C) the Borrower will be in pro forma compliance with all financial covenants set forth in Section 9.01 immediately after giving effect to such repurchase, (D) the amount of such Restricted Payments made under this Section 9.04(a)(v) and Redemptions of Permitted Senior Unsecured Notes made under Section 9.04(b)(i)(B) shall not exceed $150,000,000 in the aggregate, and (E) any such repurchase must be made, if at all, on or prior to the first anniversary of the Ninth Amendment Effective Date.

2.4 Amendment to Section 9.04(b)(i) of the Credit Agreement. Section 9.04(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Permitted Senior Unsecured Notes, except that (A) so long as no Default exists, the Borrower or the Parent may, substantially contemporaneously with its receipt of any cash proceeds from (1) any issuance of Permitted Senior Unsecured Notes or (2) any sale of Equity Interests in the Borrower or the Parent (other than Disqualified Capital Stock), prepay or otherwise Redeem Permitted Senior Unsecured Notes in an amount equal to the amount of the net cash proceeds of such issuance of Permitted Senior Unsecured Notes or such sale of Equity Interests of the Borrower or the Parent and (B) so long as (1) no Default or Event of Default exists or results therefrom, (2) immediately after giving effect to such Redemption, Availability shall not be less than 15% of the total Commitments at such time, (3) the Borrower will be in pro forma compliance with all financial covenants set forth in Section 9.01 immediately after giving effect to such Redemption, (4) the amount of Restricted Payments made under Section 9.04(a)(v) and Redemptions made under this Section 9.04(b)(i)(B) shall not exceed $150,000,000 in the aggregate, and (5) any such Redemption is made, if at

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all, on or prior to the first anniversary of the Ninth Amendment Effective Date, the Borrower or the Parent may, from time to time, prepay or otherwise Redeem Permitted Senior Unsecured Notes from sources, including from the proceeds of Loans hereunder, other than the substantially contemporaneous application of cash proceeds from the issuance of Permitted Senior Unsecured Notes or sale of Equity Interests in the Borrower or the Parent; or

Section 3. Conditions Precedent to this Ninth Amendment. The effectiveness of the amendments to the Credit Agreement contained in Section 2 hereof are each subject to the following:

3.1 The Administrative Agent shall have received counterparts of this Ninth Amendment from the Loan Parties and the Majority Lenders.

3.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Ninth Amendment Effective Date.

3.3 No Default, Event of Default, or Borrowing Base Deficiency exists immediately prior to or after giving effect to the amendments to the Credit Agreement contained in Section 2 hereof.

3.4 The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Ninth Amendment, and such notice shall be conclusive and binding.

Section 4. Representations and Warranties; Etc. Each Loan Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date and except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty shall continue to be true and correct in all respects), (b) no Defaults exist under the Loan Documents or will, after giving effect to this Ninth Amendment, exist under the Loan Documents and (c) no Material Adverse Effect has occurred.

Section 5. Miscellaneous.

5.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Ninth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Ninth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

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5.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Ninth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Indebtedness (except to the extent that such Liens have been released in accordance with the Loan Documents) and (e) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, remains in full force and effect with respect to the Indebtedness.

5.3 Counterparts. This Ninth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Ninth Amendment by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4 No Oral Agreement. This written Ninth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no unwritten oral agreements between the parties.

5.5 Governing Law. This Ninth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

5.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Ninth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7 Severability. Any provision of this Ninth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This Ninth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed effective as of the date first written above.

BORROWER:	MEMORIAL PRODUCTION OPERATING LLC,
a Delaware limited liability company

	By:	Memorial Production Partners LP,
its sole member

	By:	Memorial Production Partners GP LLC,
its general partner

		By:	/s/ Robert L. Stillwell Jr.
		Name:	Robert L. Stillwell Jr.
		Title:	Vice President, Finance

GUARANTORS:	MEMORIAL PRODUCTION PARTNERS LP,
a Delaware limited partnership

	By:	Memorial Production Partners GP LLC,
its general partner

		By:	/s/ Robert L. Stillwell Jr.
		Name:	Robert L. Stillwell Jr.
		Title:	Vice President, Finance

COLUMBUS ENERGY, LLC,
a Delaware limited liability company

	By:	Memorial Production Operating LLC, its sole member

	By:	Memorial Production Partners LP, its sole member

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ Robert L. Stillwell Jr.
		Name:	Robert L. Stillwell Jr.
		Title:	Vice President, Finance

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MEMORIAL PRODUCTION OPERATING LLC]

WHT ENERGY PARTNERS LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell Jr.
	Name:	Robert L. Stillwell Jr.
	Title:	Vice President, Finance

RISE ENERGY OPERATING, LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell Jr.
	Name:	Robert L. Stillwell Jr.
	Title:	Vice President, Finance

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RISE ENERGY MINERALS, LLC, a Delaware limited liability company

By:	Rise Energy Operating, LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell Jr.
	Name:	Robert L. Stillwell Jr.
	Title:	Vice President, Finance

RISE ENERGY BETA, LLC, a Delaware limited liability company

By:	Rise Energy Operating, LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell Jr.
	Name:	Robert L. Stillwell Jr.
	Title:	Vice President, Finance

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MEMORIAL PRODUCTION FINANCE CORPORATION, a Delaware corporation

By:	/s/ Robert L. Stillwell Jr.
Name:	Robert L. Stillwell Jr.
Title:	Vice President, Finance

WHT CARTHAGE LLC, a Delaware limited liability company

By:	WHT Energy Partners LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell Jr.
	Name:	Robert L. Stillwell Jr.
	Title:	Vice President, Finance

MEMORIAL ENERGY SERVICES LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell Jr.
	Name:	Robert L. Stillwell Jr.
	Title:	Vice President, Finance

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MEMORIAL MIDSTREAM LLC, a Texas limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell Jr.
	Name:	Robert L. Stillwell Jr.
	Title:	Vice President, Finance

PROSPECT ENERGY, LLC, a Colorado limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell Jr.
	Name:	Robert L. Stillwell Jr.
	Title:	Vice President, Finance

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ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By:	/s/ David Dodd
Name:	David Dodd
Title:	Managing Director

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LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Robert L. Mendoza
	Name:	Robert L. Mendoza
	Title:	Senior Vice President

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LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Phillip Ballard
	Name:	Phillip Ballard
	Title:	Vice-President

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LENDER:	COMERICA BANK, as a Lender

	By:	/s/ Jeff Treadway
	Name:	Jeff Treadway
	Title:	Senior Vice President

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LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Mark Lumpkin, Jr.
	Name:	Mark Lumpkin, Jr.
	Title:	Authorized Signatory

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LENDER:	CITIZENS BANK, N.A., as a Lender

	By:	/s/ Kevin McCarty
	Name:	Kevin McCarty
	Title:	Assistant Vice President

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LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ John C. Lozano
	Name:	John C. Lozano
	Title:	Vice President

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LENDER:	MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A., as a Lender

	By:	/s/ Stacy Goldstein
	Name:	Stacy Goldstein
	Title:	Vice President

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LENDER:	BARCLAYS BANK PLC, as a Lender

	By:	/s/ Luke Syme
	Name:	Luke Syme
	Title:	Assistant Vice President

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LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Vice President

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LENDER:	NATIXIS, as a Lender

	By:	/s/ Louis P. Laville
	Name:	Louis P. Laville
	Title:	Managing Director

	By:	/s/ Stuart Murray
	Name:	Stuart Murray
	Title:	Managing Director

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LENDER:	AMEGY BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Thomas Kleiderer
	Name:	Thomas Kleiderer
	Title:	Vice President

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LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

	By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Managing Director

	By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

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LENDER:	ING CAPITAL LLC, as a Lender

	By:	/s/ Juli Bieser
	Name:	Juli Bieser
	Title:	Director

	By:	/s/ Charles Hall
	Name:	Charles Hall
	Title:	Managing Director

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LENDER:	REGIONS BANK, as a Lender

	By:	/s/ Daniel G. Steele
	Name:	Daniel G. Steele
	Title:	Senior Vice President

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LENDER:	SANTANDER BANK, N.A., as a Lender

	By:	/s/ David O’Driscoll
	Name:	David O’Driscoll
	Title:	Senior Vice President

	By:	/s/ Puiki Lok
	Name:	Puiki Lok
	Title:	Vice President

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LENDER:	GOLDMAN SACHS BANK USA, as a Lender

	By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

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LENDER:	BRANCH BANKING AND TRUST COMPANY, as a Lender

	By:	/s/ James Giordano
	Name:	James Giordano
	Title:	Vice President

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LENDER:	COMPASS BANK, as a Lender

	By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

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LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

	By:	/s/ Richard Antl
	Name:	Richard Antl
	Title:	Authorized Signatory

	By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

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LENDER:	UBS AG, STAMFORD BRANCH, as a Lender

	By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

	By:	/s/ Jennifer Anderson
	Name:	Jennifer Anderson
	Title:	Associate Director

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LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Michael Higgins
	Name:	Michael Higgins
	Title:	Director

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LENDER:	CARGILL, INCORPORATED, as a Lender

	By:	/s/ Tyler R. Smith
	Name:	Tyler R. Smith
	Title:	Authorized Signatory

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LENDER:	SUNTRUST BANK, as a Lender

	By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

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LENDER:	BMO HARRIS BANK, N.A., as a Lender

	By:	/s/ Matthew L. Davis
	Name:	Matthew L. Davis
	Title:	Vice President

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LENDER:	CADENCE BANK, N.A., as a Lender

	By:	/s/ Eric Broussard
	Name:	Eric Broussard
	Title:	Executive Director

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LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

	By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

	By:	/s/ Kirk L. Tashjian
	Name:	Kirk L. Tashjian
	Title:	Vice President

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LENDER:	ASSOCIATED BANK, N.A., as a Lender

	By:	/s/ Elizabeth Sarazen
	Name:	Elizabeth Sarazen
	Title:	Portfolio Manager

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